E*TRADE E-COMMERCE INDEX FUND
SEMIANNUAL REPORT

Dear E*TRADE Funds Shareholders,

We are writing to report the results of the E*TRADE E-Commerce Index Fund (the "Fund") for the six-month period ended June 30, 2000. We'd also like to take this opportunity to thank all of you for your investment in the Fund.

The Fund's investment objective is to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs E-Commerce (GSECTM) Index (the "Index").*

For the first half of 2000 the Fund lost 4.92%, returning 46.80% since inception on October 22, 1999. In comparison, the Index returned -5.01% during the first half of 2000. Since November 1, 1999, the Fund has returned 39.54%, compared to the Index return of 40.35% over the same period.

The first half of 2000 saw some extraordinary events paired with extreme volatility. The major benchmarks set all-time records. The Federal Reserve raised rates not once but three times. The Nasdaq reached an all-time high on March 10, then dropped 37.32% by May 23 to reach its year low.

Higher-than-expected fourth quarter GDP figures renewed investor concerns about the possibility of increased interest rates. In response, markets tumbled in January, dragged down by the technology sector. However, the Nasdaq roared back in February, gaining over 15% for the month. The Federal Reserve raised interest rates in February and again in March, as strong economic numbers continued to surface.

The government's proposal on April 3 to break up Microsoft, combined with higher-than-expected economic growth figures released in mid-April, drove the market down dramatically. The Nasdaq Composite Index declined an astounding 25% in one week. Equally astounding, the Nasdaq rebounded almost 10% to end the month down 15.57%. In May, the Federal Reserve increased interest rates by .50% and suggested that further tightening was possible, sending the Nasdaq down an additional 11.89% and the S&P 500 down 2.05% for the month. However, a pause in tightening by the Federal Reserve helped the equity markets to rebound in June: the Nasdaq rose 16.64% for the month, to end the quarter down 13.23%.

The divergence between growth and value stocks during the last quarter of 1999 continued during the first quarter of 2000. But growth stocks collapsed as the technology sector was pummeled during the last two weeks of March and most of

April, and value stocks came back into favor. By the end of May, value stocks were strongly outperforming growth, with old-economy sectors such as financials and utilities leading the pack. In June, a pause in interest rate increases by the Federal Reserve led to new interest in new economy stocks, and growth resumed its lead.

You should remember that past performance is no guarantee of future results and the Fund may not be able to duplicate its performance. The Fund's unaudited financial statements for the period ended June 30, 2000 are provided below. We hope you will find them useful for evaluating and monitoring your investment. We'd also like to take this opportunity to remind you that investing in the Fund is a long-term proposition and shareholders should not invest assets that will be needed in the near future. Thank you again for your participation in the E*TRADE E-Commerce Index Fund.

Sincerely,


E*TRADE Funds

* GSECTM is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc. for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.
** The Fund began operations on October 22, 1999. Index Comparisons began on
   November 1, 1999.

E*TRADE E-COMMERCE INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                      OF SHARES     VALUE
                                                      ---------   -----------
COMMON STOCK (100.4% OF NET ASSETS)

 ADVERTISING                            (0.6%)
   Doubleclick, Inc.                                      8,586  $   327,341*
   Verticalnet, Inc.                                      5,266      194,513*
                                                                 -----------
                                                                     521,854
 BUSINESS SERVICES                      (2.8%)
   Calico Commerce, Inc.                                  2,651       43,078*
   Internet Capital Group, Inc.                          20,223      748,566*
   Kana Communication, Inc.                               4,302      266,185*
   Purchasepro.Com, Inc.                                  2,118       86,837*
   Redback Networks, Inc.                                 6,680    1,189,040*
   Viant Corporation                                      3,351       99,272*
                                                                 -----------
                                                                   2,432,978
 CHEMICALS & ALLIED PRODUCTS            (0.1%)
   Ventro Corp.                                           2,531       47,773*
                                                                 -----------

  COMPTUER INTEGRATED SYSTEMS DESIGN    (9.9%)
   Active Software, Inc.                                  1,852      143,877*
   Bea Systems, Inc.                                     18,384      908,859*
   Broadvision, Inc.                                     17,792      904,056*
   Inktomi Corp. ...                                      7,784      920,458*
   Network Appliance, Inc.                               22,764    1,832,502*
   Priceline.Com ...                                     11,006      418,056*
   Razorfish, Inc. .                                      6,801      109,241*
   SAP AG ADR ......                                     40,463    1,899,232
   Tibco Software, Inc.                                  14,011    1,502,461*
                                                                 -----------
                                                                   8,638,742

 COMPUTER PERIPHERAL EQUIPMENT         (12.3%)
   Cisco Systems ...                                    116,273    7,390,603*
   Juniper Networks, Inc.                                23,220    3,379,961*
                                                                 -----------
                                                                  10,770,564

 COMPUTER PROGRAMMING SERVICES          (0.3%)
   Entrust Technologies, Inc.                             3,467      286,894*
                                                                 -----------


   The accompanying notes are an integral part of these financial statments.

E*TRADE E-COMMERCE INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                      OF SHARES     VALUE
                                                      ---------   -----------
COMPUTER RELATED SERVICES               (0.5%)
   Marchfirst, Inc.                                       9,962  $   181,807*
   Scient Corp.                                           5,435      239,819*
                                                                 -----------
                                                                     421,626

 COMPUTER STORAGE DEVICES               (6.5%)
   EMC Corp.                                             73,494    5,654,445
                                                                 -----------

 DATA PROCESSING & PREPARATION          (4.8%)
   First Data Corp.                                      33,196    1,647,352
   Healtheon Corp.                                       11,733      173,795*
   Transactions Systems Architects,
      Inc.*                                               2,515       43,069*
   Verisign, Inc.                                        13,381    2,361,813*
                                                                 -----------
                                                                   4,226,029

 ELECTRONIC COMPUTERS                  (22.6%)
   Compaq Computer Corp.                                131,545    3,362,619
   Dell Computer Corp.                                   92,021    4,537,786*
   Gateway 2000, Inc.                                    24,492    1,389,921*
   International Business Machines                       48,472    5,310,714
   Sun Microsystems, Inc.                                57,079    5,190,622*
                                                                 -----------
                                                                  19,791,662

 ELECTRONIC PARTS & EQUIPMENT           (0.2%)
   Checkfree Holdings Corp.                               4,050      208,828*
                                                                 -----------

 HEALTH SERVICES                        (0.5%)
   Sapient Corp.                                          4,435      474,268*
                                                                 -----------

 HOBBY, TOY & GAME SHOPS                (0.1%)
   Etoys, Inc.                                            9,399       59,625*
                                                                 -----------

 INFORMATION RETRIEVAL SERVICES        (11.1%)
   Amazon.Com Inc.                                       26,089      947,357*
   America on Line, Inc.                                 74,619    3,936,152
   Chinadotcom Corp.                                      6,512      133,089*
   Commerce One, Inc.                                    11,150      506,105*
   Ebay, Inc.                                            20,014    1,087,010*
   Sabre Group Holdings, Inc.                            10,003      285,086*
   Yahoo!, Inc.                                          22,881    2,834,384*
                                                                 -----------
                                                                   9,729,183


   The accompanying notes are an integral part of these financial statments.

E*TRADE E-COMMERCE INDEX FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                      OF SHARES     VALUE
                                                      ---------   -----------
PERSONAL CREDIT INSTITUTIONS            (0.0%)
   Nextcard, Inc.                                         3,557  $    30,235*
                                                                 -----------

 PREPACKAGED SOFTWARE                  (21.8%)
   Ariba, Inc.                                           14,217     1,393,932*
   Check Point Software Technologies
     Ltd.                                                 5,289    1,119,946*
   Intuit Software                                       14,444      597,621*
   ISS Group, Inc.                                        2,939      290,180*
   I2 Technologies, Inc.                                 11,748    1,224,913*
   Microsoft Corp.                                       61,347    4,907,760*
   Network Associates, Inc.                              10,804      220,132*
   Novell, Inc.                                          25,798      238,632*
   Oracle Systems Corp.                                 100,724    8,467,111*
   Vignette Corp.                                        12,898      670,898*
                                                                 -----------
                                                                  19,131,125
 RETAIL SALES                           (0.2%)
   Webvan Group, Inc.                                    24,657      179,534*
                                                                 -----------

 SECURITY BROKERS & DEALERS             (4.5%)
   Ameritrade Holding Corp. Class A                      12,240      142,290*
   E*TRADE Group, Inc.                                   21,693      357,935*
   Knight Trading Group, Inc.                             8,203      244,552*
   Schwab, Charles Corp.                                 95,180    3,200,428
                                                                 -----------
                                                                   3,945,205

 STATE COMMERCIAL BANKS                 (0.1%)
   Security First Technologies                            2,932       68,352*
                                                                 -----------

 TELEPHONE COMMUNICATIONS               (1.3%)
   Exodus Communications, Inc.                           25,620    1,180,121*
                                                                 -----------

 TELEPHONE & TELEGRAPH APPARATUS        (0.2%)
   Covad Communications Group, Inc.                      11,239      181,229*
                                                                 -----------


 TOTAL INVESTMENTS (Cost: $90,431,332)(100.4%)                    87,980,272
 LIABILITITES IN EXCESS OF
   OTHER ASSETS                        (-0.4%)                      (331,819)
                                                                 -----------
 NET ASSETS                           (100.0%)                   $87,648,453
                                                                 ===========

*    Non-income producing security.
ADR  American Depository Receipt.

   The accompanying notes are an integral part of these financial statments.

E*TRADE E-COMMERCE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments at-value (cost: $90,431,332) (Note 1) ...............   $87,980,272
Cash ............................................................      (163,199)
Dividends receivable ............................................         3,957
Interest receivable .............................................           387
Receivable for fund shares sold .................................        33,510
                                                                    -----------
  TOTAL ASSETS ..................................................    87,854,927
                                                                    -----------

LIABILITIES
Accrued administration fee (Note 2) .............................        49,836
Accrued advisory fee (Note 2) ...................................        17,798
Payable for fund shares redeemed ................................       138,840
                                                                    -----------
  TOTAL LIABILITIES .............................................       206,474
                                                                    -----------

TOTAL NET ASSETS ................................................   $87,648,453
                                                                    ===========

Net assets consist of:
Paid-in capital .................................................    82,425,674
Net investment loss .............................................      (337,406)
Net realized gain on investments ................................     8,011,245
Net unrealized depreciation of investments ......................    (2,451,060)
                                                                    -----------
TOTAL NET ASSETS ................................................   $87,648,453
                                                                    ===========

SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $.01) .......     5,970,122
                                                                    ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ..   $     14.68
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
STATEMENT OF OPERATIONS
Six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends ......................................................       $31,717
 Interest .......................................................        26,610
                                                                    -----------
    TOTAL INVESTMENT INCOME .....................................        58,327
                                                                    -----------

EXPENSES (NOTE 2):
Advisory fee ....................................................       104,140
Administration fee ..............................................       291,593
Trustee fees ....................................................         2,041
                                                                    -----------
    TOTAL EXPENSES BEFORE WAIVER OF TRUSTEE FEES ................       397,774

Waived Trustees fees (Note 2) ...................................        (2,041)
                                                                    -----------
    NET EXPENSES ................................................       395,733
                                                                    -----------

NET INVESTMENT LOSS .............................................      (337,406)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments ........................     8,011,245
Change in unrealized appreciation/(depreciation) of investments .   (14,938,978)
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............    (6,927,733)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS .....................................................   $(7,265,139)
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                Period from
                                                                                             October 22, 1999
                                                                           Six months          (commencement
                                                                             ended             of operations)
                                                                         June 30, 2000            through
                                                                          (Unaudited)        December 31, 1999
                                                                        ----------------     -----------------
INCREASE IN NET ASSETS
OPERATIONS:
Net investment loss ..................................................  $       (337,406)     $       (30,593)
Net realized gain on sale of investments .............................         8,011,245                    -
Change in unrealized appreciation/(depreciation) of investments ......       (14,938,978)          12,487,918
                                                                        ----------------      ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......        (7,265,139)          12,457,325
                                                                        ----------------      ---------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares .....................................        58,439,157           52,838,630
Cost of shares redeemed (net of redemption fees of $247,868 and $24,244)     (26,377,808)          (2,443,712)
                                                                        ----------------      ---------------
NET INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK        32,061,349           50,394,918
                                                                        ----------------      ---------------

NET INCREASE IN NET ASSETS ...........................................        24,796,210           62,852,243

NET ASSETS:
Beginning of period ..................................................        62,852,243                    -
                                                                        ----------------      ---------------
END OF PERIOD ........................................................  $     87,648,453      $    62,852,243
                                                                        ================      ===============
SHARE TRANSACTIONS:
Number of shares sold ................................................         3,665,048            4,245,512
Number of shares redeemed ............................................        (1,766,076)            (174,362)
                                                                        ----------------      ---------------
NET INCREASE IN SHARES OUTSTANDING ...................................         1,898,972            4,071,150
                                                                        ================      ===============

   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Period from
                                                                                October 22, 1999
                                                                                  (commencement
                                                         Six months              of operations)
                                                            ended                    through
FOR A SHARE OUTSTANDING FOR THE PERIOD                  June 30, 2000           December 31, 1999
                                                        -------------           -----------------
                                                         (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD .................. $       15.44           $          10.00
                                                        -------------           -----------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .................................         (0.06)                     (0.01)
  Net realized and unrealized gain on investments .....         (0.74)                      5.44
                                                        -------------           -----------------
  TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......         (0.80)                      5.43
                                                        -------------           -----------------

Redemption fees added to paid-in capital ..............          0.04                       0.01
                                                        -------------           -----------------

NET ASSET VALUE, END OF PERIOD ........................ $       14.68           $           15.44
                                                        =============           =================

TOTAL RETURN ..........................................        (4.92%)(3)                  54.40%(1)

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted) .............. $    87,648           $          62,852
  Ratio of expenses to average net assets ...............       0.95%(2)(4)                 0.95%(2)(4)
  Ratio of net investment loss to average
   net assets ............................................     (0.81%)(2)                  (0.52%)(2)
  Portfolio turnover rate ...............................      29.23%                       0.00%(1)
----------

(1) For the period October 22, 1999 (commencement of operations) to December 31, 1999 and not indicative of a full year's operating results.
(2) Annualized.
(3) Total returns for periods of less than one year are not annualized.
(4) The Investment Adviser has voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period January 1, 2000 through May 9, 2000. Even though such action had been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.95% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the six months ended June 30, 2000.


   The accompanying notes are an integral part of these financial statements.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
June 30,2000 (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

E*TRADE E-Commerce Index Fund (the "Fund") is a non-diversified series of E*TRADE Funds (the "Trust"), an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and was formed on November 4, 1998. As of June 30, 2000 the Trust offered eight series: the S&P 500 Index Fund, the Bond Index Fund, the Extended Market Index Fund, the International Index Fund, the E-Commerce Index Fund, the Technology Index Fund, the Global Titans Index Fund and the Premier Money Market Fund. These financial statements contain the E*TRADE E-Commerce Index Fund.

The Fund's investment objective is to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs E-Commerce (GSEC(TM)) Index. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the stocks that comprise the GSEC(TM) Index*.

* "GSEC(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by E*TRADE Asset Management, Inc. for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The following is a summary of significant accounting policies which are consistently followed by the Funds in the preparation of their financial statements, and which are in conformity with generally accepted accounting principles. The preparation of the financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund used the accrual method of accounting for financial reporting purposes.

INVESTMENT POLICY AND SECURITY VALUATION

Investments are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded.
Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Short-term debt securities are valued at amortized cost which approximates market value. Restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the supervision and responsibility of the Fund's Board of Trustees.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered.


DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.


FEDERAL INCOME TAXES

The Fund is treated as a separate entity from each other series of the Trust for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, each fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at June 30, 2000.


REDEMPTION FEES

Shares redeemed after September 30, 2000 and held in the Fund for less than four months are subject to a redemption fee of 1.00%, calculated as a percentage of redemption proceeds. For shares held in the Fund that are redeemed before October 1, 2000 and within six months from the date of purchase, the redemption fee is 1.00%. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)


2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. (the "Investment Advisor"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment advisor for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its services as investment advisor, the Investment Advisor is paid by the Fund a fee at an annual rate of 0.25% average daily net assets.

Barclays Global Fund Advisors, Inc. ("BGFA") serves as the Fund's investment sub-advisor. For its services, BGFA is paid by the Investment Advisor a fee calculated at an annual rate equal to 0.20% of the Fund's average daily net assets on amounts up to $200 million, 0.15% of average daily net assets on amounts between $200 million and $500 million, and 0.12% of average daily net assets above $500 million. BGFA, is a direct subsidiary of Barclays Global Investors, N.A. which, in turn, is an indirect subsidiary of Barclays Bank PLC.

The Investment Advisor also provides administrative services to the Fund, pursuant to an administrative services agreement ("Administrative Agreement"). Services provided by the Investment Advisor acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and report to the Board of Trustees concerning its activities pursuant to the Administration Agreement. The Fund pays the Investment Advisor a monthly fee calculated at an annual rate of 0.70% of the average daily net assets for its services as administrator of the Fund.

PFPC Inc. ("PFPC") serves as the Fund's sub-administrator. PFPC also serves as the Fund's transfer agent and dividend disbursing agent. PFPC Trust Company serves as the Fund's custodian.

E*TRADE Securities, Inc., a wholly owned subsidiary of E*TRADE Group, serves as the shareholder servicing agent (the "Shareholder Servicing Agent") for the Funds. The Shareholder Servicing Agent provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. E*TRADE Securities, Inc. also serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund.

Subject to a limitation of 0.0049% of the Fund's average daily net assets, the Fund records Trustee fees and expenses and certain other direct expenses of the Fund. The Investment Advisor voluntarily agreed to reimburse such expenses for the period January 1, 2000 through June 30, 2000. Effective May 9, 2000, the trustee fees and expenses are no longer a direct expense of the Fund, but rather those expenses are paid by the Investment Advisor pursuant to the Administrative Agreement.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)


3. PORTFOLIO SECURITIES LOANED

The Fund may participate in securities lending, in which securities are lent to certain securities dealers in exchange for cash collateral equal to 102% of the initial market value of the domestic securities lent and 105% of the initial market value of the non-U.S. securities lent. The amount of collateral is adjusted daily for changes in the market value of securities lent but at no subsequent period would the cash collateral equal less than 100% of the market value of securities lent. The Fund retains a beneficial interest in the collateral held. The Investment Advisor monitors the creditworthiness of all parties to which securities are lent. The Fund charges the corresponding party interest on the market value of securities lent. The Fund did not have any securities lending activity during the period ending June 30, 2000.


4. FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The Fund did not enter into any futures contracts during the period ending June 30, 2000.

E*TRADE E-COMMERCE INDEX FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)


5. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are transactions involving purchases of securities under agreements to resell such securities at a specified price and time are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Schedule of Investments. The Fund's Statement of Additional Information requires that the cash investments be fully collateralized based on values that are marked to market daily. The Fund's Custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund's Investment Advisor monitors, on an ongoing basis, the value of the collateral to assure that it always equals or exceeds the repurchase price. There were no repurchase agreements entered into by the Fund as of June 30, 2000.


6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases  and  sales  of  investments,   exclusive  of  short-term  securities,
aggregated $57,132,717 and $23,842,350 for period ended June 30, 2000.


7. UNREALIZED APPRECIATION/DEPRECIATION - TAX BASIS

At June 30, 2000, net unrealized depreciation on investments for federal income tax purposes was as follows:



                   Unrealized      Unrealized       Net Unrealized
                  Appreciation    Depreciation       Appreciation
                  ------------    ------------      --------------
                    $12,585,070   $(15,036,130)        $(2,451,060)


At June 30, 2000, the cost basis of the investments for federal income tax purposes was $90,431,332.

In accordance with Statement of Position 93-2 "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES", the Fund reclassified $30,593 from undistributed net investment loss to paid-in-capital. This reclassification has no effect on net assets or net asset value per share.